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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                       TO
                 TENDER 11% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF
                           COMMEMORATIVE BRANDS, INC.

    As set forth in the Offer to Purchase described below, this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Notes (as defined below) are not immediately available or the certificates for Notes and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary.

                        THE DEPOSITARY FOR THE OFFER IS:
                              MARINE MIDLAND BANK

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                                                                  BY HAND OR OVERNIGHT
          BY MAIL:              BY FACSIMILE TRANSMISSION:              DELIVERY:

         40 Broadway                  (212) 658-6425                   40 Broadway
  New York, New York, 10005        Attn: Corporate Trust        New York, New York 10005
    Attn: Corporate Trust             Administration              Attn: Corporate Trust
       Administration              CONFIRM FACSIMILE BY              Administration
                                        TELEPHONE:
                                           (212)
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    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

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Ladies and Gentlemen:

    The undersigned hereby tender(s) to Commemorative Brands, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Offer to Purchase, dated          , 1997 (the "Offer to Purchase"),
and in the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the
aggregate principal amount of $       of the 11% Senior Subordinated Notes due
2007 (the "Notes") of the Company pursuant to the guaranteed delivery procedure
set forth in Section    of the Offer to Purchase.

Signature(s)....................................................................

Name(s) of Record Holders

 ...............................................................................

                              PLEASE TYPE OR PRINT

Principal Amount ...............................................................

Certificate Nos. (If Available)

 ...............................................................................

 ...............................................................................

Dated ..........................................................................
                                      , 1997

Address(es).....................................................................

 ...............................................................................

                                                                        ZIP CODE

Area Code(s) and Tel. No(s) ....................................................

Check one box (if Notes will be tendered by book-entry transfer):

/ /    The Depository Trust Company

Account Number .................................................................

 ...............................................................................

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (a) represents that the above named person(s) "own(s)" the Shares and/or Rights tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Notes complies with Rule 14e-4, (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Notes, in proper form for transfer, or to deliver Notes pursuant to the procedure for book-entry transfer into the Depositary's account at the Depository Trust Company (a "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq National Market trading days after the date hereof.

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
--------------------------------------------   --------------------------------------------
                     NAME OF
FIRM                                           AUTHORIZED SIGNATURE

                                               Name
---------------------------------------------
                        ADDRESS                PLEASE TYPE OR PRINT

                                               Title
---------------------------------------------
                                               ZIP
CODE                                           AUTHORIZED SIGNATURE

                                               Dated
                                               --------------------------------------- ,
AREA CODE AND TEL NO.                          1997
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NOTE:  DO NOT SEND CERTIFICATES FOR NOTES WITH THIS NOTICE.  CERTIFICATES SHOULD
       BE SENT WITH YOUR LETTER OF TRANSMITTAL.